SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: March 31, 1999


                         CHEQUEMATE INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Utah                                        76-0279816
         ----------------------------                -------------------
         (State or other jurisdiction                (I.R.S. Employer
         or incorporation)                           Identification No.)


         33-38511-FW
         ------------------------
         (Commission File Number)


         57 West 200 South, Suite 350
         Salt Lake City, UT                          84101
         ----------------------------                ----------
         (Address of principal                       (Zip Code)
         executive offices)


Registrant's telephone number, including area code: (801) 322-1111
                                                    --------------


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

ITEM 2.  Acquisition or Disposition of Assets.
---------------------------------------------

         In its fourth quarter of fiscal year 1999, ending March 31, 1999, the registrant entered into a definitive agreement (the "Purchase Agreement") to purchase four secured interests in assets of Strata, Inc. ("Strata"), a St. George, Utah corporation. The assets include the technology of Strata. The registrant previously purchased, for cash, the first secured position in equipment, accounts receivable and the general intangibles of Strata, which secured position was held by a bank.

         Pursuant to the Purchase Agreement, the registrant has issued 333,333 shares of restricted common stock, and has agreed to grant a license agreement of the source code to be acquired upon enforcement of the secured interests. All of the secured interests have been assigned to the registrant and all other actions necessary for the closing of the transaction have been completed. The consideration for the transaction was established in arms length negotiations with the secured parties, all of which are unrelated to the registrant. The value given for the transaction is deemed by management of the registrant to be fair and reasonable and was approved by the board of directors of the registrant on March 22, 1999. A copy of the Purchase Agreement, exclusive of voluminous exhibits, is attached to this report.

         Essentially all of the Strata products and technology are complimentary to the 3- dimensional business applications of the registrant and the registrant has examined various strategies to either license or acquire the Strata technology. The Strata technology is now to be acquired through the enforcement of the described secured interests in the technology. As a result, there exists a potential risk of adverse claims or redemptive rights. In the event the registrant is successful in acquiring ownership of the Strata technology, the registrant anticipates (a) incorporating the technology in its current products and services, and (b) marketing, in a new division called C-3D Strata, the principal products formerly offered by Strata.


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

ITEM 7.  Financial Statements and Exhibits.
-------------------------------------------

         (a)      Financial Statements of Business Acquired.
                  NONE

         (b)      Pro forma financial information

                  Pro forma financial information of the transaction described in Item 2 above is not included with this report, but will be filed on or before June 11, 1999, which is 60 days after the date that the initial report of the transaction on Form 8-K must be filed.

         (c)      Exhibits
                  --------

Documents                                         Exhibit No.               Page
---------                                         -----------               ----

Strata Secured Interest Purchase Agreement           10.1                    4


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

         DATED this 13th day of April, 1998.

                                               CHEQUEMATE INTERNATIONAL, INC.



                                               By   /s/ Steven B. Anderson
                                               ---------------------------------
                                                        Steven B. Anderson
                                                        Chief Financial Officer



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